Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	23,786.18
Total Transaction Valuation	172,238,841.35
Total Offset Amount	0.00
Net Fee	$ 23,786.18